Arden Alternative Strategies Fund
Class I Shares – ARDNX	February 25, 2014
Summary Prospectus
Before you invest, you may want to review the Arden Alternative Strategies Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent shareholder reports, online at www.ardenfunds.com under the “Literature” tab. You can also get this information at no cost by calling 855-59-ARDEN or by sending an email request to investorrelations@ardenasset.com. The Fund’s Prospectus and SAI, both dated February 25, 2014, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
The Fund seeks to achieve capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).
Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.84%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.58%
Dividend and Interest Expenses on Short Positions	0.85%
Acquired Fund Fees and Expenses	0.08%
Total Annual Fund Operating Expenses	3.35%
Less Fee Waiver/Expense Reimbursement[2]	0.00%
Net Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	3.35%
[1]	“Other Expenses” for the Class I Shares also includes investor and account servicing or “sub-transfer agency” costs to be paid to service agents of the Fund that maintain and administer omnibus accounts with the Fund and that have entered into service agreements with the Fund with respect to Class I Shares. Fees for these services are not expected to exceed 0.10% of the Fund's average daily net assets attributable to Class I Shares.
[2]	The Fund's investment adviser, Arden Asset Management LLC, and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) described in detail on page 32 of the full Prospectus filed on February 25, 2014. The Expense Limitation Agreement will terminate on October 31, 2015, after such date, it may be renewed, terminated or revised by the Adviser.
Expense Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs at the end of each period would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$339	$1,033	$1,750	$3,649
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which will not be reflected in annual fund operating expenses or in the Example above, will reduce the Fund's performance. From the commencement of operations on November 27, 2012 through the fiscal year ended October 31, 2013, the Fund’s portfolio turnover rate was 404% of the average value of its portfolio.
Principal Investment Strategies
In pursuing the Fund's objective, Arden Asset Management LLC (the “Adviser”) seeks to enable the Fund to achieve a low beta to the major equity and fixed income markets through the allocation of the assets of the Fund among a number of sub-advisers (the “Sub-Advisers”) that employ a variety of alternative investment strategies. The Adviser is responsible for selecting each Sub-Adviser and for determining the amount of Fund assets allocated to each Sub-Adviser. When allocating assets among Sub-Advisers, the Adviser considers a range of factors including each Sub-Adviser's investment style and historical performance, as well as various characteristics of the Sub-Adviser's expected investment portfolio.
The main strategies that may be employed by the Fund's Sub-Advisers include:
•	Relative Value Strategies, which seek to exploit differences in valuation through the simultaneous purchase and sale of related financial instruments, or trade credit exposures on a fundamental basis seeking returns from both long and short positions;
•	Event Driven Strategies, which involve investing in securities of companies currently or prospectively involved in a wide variety of corporate transactions or other events where the investment thesis is predicated on the anticipated effect of such transactions or events;
•	Global Macro/Fixed Income Strategies, which seek to analyze macroeconomic variables to identify dislocations and forecast future moves in global asset/securities prices on a directional or relative value basis; and
•	Equity Hedge (Long/Short) Strategies, which seek to identify equities that are trading under or over their perceived intrinsic value or are deemed to be mispriced based on fundamental, statistical, technical or other factors.
•	Tactical and Other Strategies, which relate to a variety of strategic and opportunistic investment strategies not captured above, such as short-term trading opportunities.
As a result of the Sub-Advisers' strategies, the Fund may invest in long and short positions in, among other investments: equity and fixed income securities of U.S. companies and non-U.S. companies traded on U.S. and non-U.S. exchanges and in the over-the-counter markets, financial futures and options thereon, foreign currency forward contracts, and in asset-based investments such as real estate mortgages and tax liens. Derivatives may be used

Arden Alternative Strategies Fund

by the Fund for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes. The Sub-Advisers use speculative investment practices, including leverage, that increase the Fund’s volatility. Leverage, for example, is created through the Fund’s use of short sales, securities lending and derivatives.
The Sub-Advisers have broad discretion in the types of securities or instruments they may own, the type of trading strategies they may employ, and the amount of leverage they may use. The risk of loss may be significant if a Sub-Adviser employs valuation assumptions or credit judgments that are incorrect, incorrectly evaluates market conditions or the nature and extent of spread relationships, or otherwise makes investment decisions that prove to be unprofitable.
Additionally, up to 20% of the Fund's assets may be managed directly by the Adviser. The Adviser may invest up to 10% of these assets in hedge funds, funds traded publicly on foreign exchanges, and, to a lesser extent, affiliated and unaffiliated open-end and closed-end registered investment companies (“Underlying Funds”). A portion of the Fund's net assets (up to 15%) is expected to be invested in one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a “Subsidiary”). Any Subsidiary will be advised by the Adviser and may invest its assets in Underlying Funds or limited liability companies or other business entities (each, a “Trading Entity”), the trading of each of which will be managed on a discretionary basis by a different third-party manager or Sub-Adviser, typically a commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor's commodity-related investment program (a “managed futures program”). All or a portion of a Subsidiary's assets may also be managed directly by a Trading Advisor which, in this case, would serve as a Sub-Adviser to the Subsidiary and indirectly the Fund.
Principal Investment Risks
The Fund's investments are subject to a variety of risks that may cause the Fund's net asset value to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. Also, there is no assurance that the Adviser or the Sub-Advisers will achieve the Fund's objective.
As an investor in the Fund, your investment is subject to the following risks:
•	Multi-Manager Risk is that the success of the Fund's investment strategy depends on, among other things, the Adviser's ability to select Sub-Advisers to implement the Fund's investment objective and the Adviser's success in allocating assets to those Sub-Advisers.
•	Event-Driven Trading involves the risk that the event identified may not occur as anticipated or may not have the anticipated effect, which may result in a negative impact upon the market price of securities held by the Fund.
•	Equity Market Risk is the risk that the market value of the securities in which the Fund invests may fall or fail to rise.
•	Market Volatility Risk is the risk that markets are volatile and the values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values.
•	Company Risk is the risk that a company in which the Fund is invested may perform poorly, and therefore, the value of its stocks and other securities may decline.
•	Differential Strategy Risk. Based on various business, regulatory and other considerations, the Adviser and Sub-Advisers may choose to pursue an investment strategy for the Fund which differs from the investment strategies pursued by other funds, accounts or other investment vehicles managed by the Adviser or Sub-Adviser (“Related Accounts”), which could adversely affect the Fund as such differences could cause the Fund’s performance to deviate materially from those of the Related Accounts.
•	Risks of Foreign Investing is the risk that because the Fund may invest in foreign securities, the Fund may be subject to the risks associated with foreign securities, such as country risk (the potentially adverse political, economic and other conditions of the country), currency risk (the constantly changing exchange rate between a local currency and the U.S. dollar) and custody risk (the risk associated with the process of clearing and settling Fund trades in foreign markets). This risk also includes the risk of investing in offshore funds, which are not subject to the investor protections of the Investment Company Act of 1940 (the “1940 Act”) and also give rise to the aforementioned risks of foreign investing. Changes in tax and other laws could also adversely affect investments in offshore Underlying Funds.
•	Emerging and Developing Markets Risk is the risk associated with the Fund's investments in securities of companies located or traded in developing or emerging markets, which are at an early stage of development and are significantly volatile. Therefore, the above risks of foreign investing are often more pronounced in these markets.
•	Derivatives may be a significant component of the Fund's investment strategy. Derivatives are subject to the risk that gains or losses may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss. Derivatives will typically increase exposure to the principal risks to which the Fund is otherwise exposed, and are subject to the following additional risks:
○	Counterparty credit risk (the risk that a counterparty to the derivative instrument becomes bankrupt, insolvent, enters administration, liquidates or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment, and any recovery may be delayed);
○	Hedging risk (the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains);
○	Correlation risk (the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses);
○	Liquidity risk (the risk that the derivative instrument may be difficult or impossible to sell or terminate); and
○	Leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument).
•	Derivatives Forward Foreign Currency Contracts Risk is the risk that the Fund may be exposed to when it agrees to enter into a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These contracts may fall in value due to foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Summary Prospectus

•	Derivatives Futures Risk is the risk that the Fund may be exposed to if it enters into futures contracts, including currency, bond, index and interest rate futures, for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. These risks are in addition to the general “Derivatives Risks” described above.
•	Derivatives Options Risk is the risk that the Fund may be exposed to when it purchases or sells call or put options, which are in addition to the risks relating to “Derivatives” described above. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price. If the Fund sells a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset's value above the call price.
•	Derivatives Swaps/Contracts for Differences Risk involves greater risks than direct investment in the underlying securities, because swaps and contracts for differences are subject to the risks relating to “Derivatives” described above. Further, total return swaps and contracts for differences are also subject to the particular risk that they could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses.
•	Short Sales are expected to comprise a significant component of the Fund's investment strategy. It is considered a speculative investment practice. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. Short sales may also subject the Fund to leverage risk (i.e., the risk that losses could well exceed the Fund's investment). This can occur, for example, when the Fund fails to earn as much on an investment purchased with borrowed funds as it pays for the use of those funds. There can be no assurance that securities necessary to cover a short position will be available for purchase.
•	Debt Securities held by the Fund are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. The Fund may invest in “high yield”, lower rated (or unrated) securities (commonly referred to as “junk bonds”). These instruments are considered speculative and have a much greater risk of default, thereby subjecting the Fund to greater degrees of credit risk (risk of loss) and interest rate risk than higher-rated securities.
•	Convertible Securities held by the Fund are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the stock into which they convert, and are thus subject to market risk.
•	Leverage. Some or all of the Fund's Sub-Advisers may borrow money from banks for investment purposes and, thus, the Fund may make margin purchases of securities, to the extent permitted by the 1940 Act. This practice, which is known as “leverage,” is speculative and can involve significant risk of loss. The Fund is also subject to leverage risk in connection with the Sub-Advisers' speculative investment practices, such as using short sales, securities lending, derivatives or other instruments where the risk of loss exceeds the amount invested.
•	Lending Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral designated by the Adviser (consisting of cash and/or liquid securities) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loans and obtain the return of the securities loaned. The Fund will be entitled to the interest and dividends on its loaned securities. These loans are expected to be used to leverage the Fund’s assets - - i.e., while the Fund continues to receive the income on the loaned securities, it can invest the cash collateral received in any securities or instruments consistent with the Fund’s investment objective and earn returns thereon. The Fund will be required to return the collateral with the interest at a predetermined fixed or floating rate and because the Fund’s interest obligation and transaction costs may turn out to be greater or less than the return on the Fund’s investment of the collateral, the Fund may lose or gain from engaging in the securities lending transaction. See “Leverage Risk.”
Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.ardenfunds.com.
Calendar Year Total Returns

Arden Alternative Strategies Fund

For the period shown in the bar chart above:
Best Quarter (1Q13 and 4Q13): 2.99%
Worst Quarter (2Q13): -0.97%
The year-to-date return as of the quarter ended December 31, 2013 is 6.58%.
Annual Total Returns
Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	6.58%	6.39%	11/27/2012
After Taxes on Distributions	5.22%	5.15%	-
After Taxes on Distributions and Sale of Shares	3.83%	4.36%	-
HFRX Absolute Return Index	3.54%	3.76%	-
(Reflects no deduction for fees, expenses or taxes)
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Fund Management
Investment Adviser. Arden Asset Management LLC, located at 375 Park Avenue, 32nd Floor, New York, New York 10152, manages the investments of the Fund pursuant to an investment advisory agreement.
Portfolio Managers of the Adviser. The overall management of the Fund's portfolio is the responsibility of the Adviser's Investment Committee, which is comprised of Averell H. Mortimer, Henry P. Davis, Ian McDonald and Shakil Riaz.
The Investment Committee is responsible for analysis of investment strategies, including strategies to be added to the Fund, and searches for and research on new potential Sub-Advisers and for security selection when the Adviser invests the Fund’s assets directly. Each member of the Investment Committee has managed the Fund since its inception in 2012.
Sub-Advisers. Below are the currently authorized Sub-Advisers with their corresponding investment strategy:
Investment Strategy	Sub-Adviser
Event Driven	Babson Capital Management LLC
Equity Hedge (Long/Short)	Chilton Investment Company, LLC
Relative Value	CQS (US), LLC
Global Macro/Tactical and Other	D. E. Shaw Investment Management, L.L.C.
Global Macro	Eclectica Asset Management LLP
Global Macro	Estlander and Partners, Ltd.
Event Driven	JANA Partners LLC
Relative Value	MatlinPatterson-MPAM Credit Trading Partners L.P.
Investment Strategy	Sub-Adviser
Equity Hedge (Long/Short)	Numeric Investors LLC
Relative Value	PEAK6 Advisors LLC
Relative Value	Santa Fe Partners LLC
Event Driven	York Registered Holdings, L.P.
In the discretion of the Adviser, at any time, the Fund may have no assets allocated to one or more Sub-Adviser(s) (i.e., zero allocation). Allocations may change at any time.
Purchase and Sale of Fund Shares
The minimum initial investment for Class I Shares is $1,000. The minimum initial investment for Class I Shares purchased by retirement accounts (such as IRAs) is $500. Subsequent investments in Class I Shares must be made in amounts of $500 or more.
Eligible shareholders may purchase or redeem Fund shares on any business day by written request via mail (Arden Alternative Strategies Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201‐0701), by wire transfer, by telephone at 855-59-ARDEN, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.
Class I Shares are offered primarily for investors who are clients of investment advisors, consultants, broker dealers and other financial intermediaries who: (a) charge such clients fees for advisory, investment, consulting or similar services and (b) have entered into an agreement with Arden Securities LLC (the “Distributor”) to offer Class I Shares. Class I Shares may also be offered for investment by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Fund’s Board of Trustees (the “Board”).
Tax Information
In general, Fund distributions are taxable to you, for federal income tax purposes, as ordinary income, qualified dividend income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. When you sell Shares, you may have a capital gain or loss.
Financial Intermediary Compensation
The Fund may pay service fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose Shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Adviser of the Fund’s distributor, out of their own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell Shares of the Fund. These payments and compensation are in addition to service fees paid by the Fund, if any. Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the intermediary. Compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund. The Adviser or the Fund’s distributor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the Shares sold.

Summary Prospectus

These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit its website for more information.